Exhibit 99.1

FA EMAIL

Subject: CNL Growth Properties Announces Plans to Conduct a Net Asset Valuation

Email Distribution Date: 1/3/2014

Dear [Financial Advisor]:

On Jan. 3, 2014, CNL Growth Properties, Inc. filed a Form 8-K announcing that CBRE Capital Advisors, Inc. has been engaged to assist in a determination of the net asset value per share of CNL Growth Properties’ common stock (“NAV”) as of Dec. 31, 2013.

•	CNL Growth Properties believes that a current valuation is helpful to provide investors and broker-dealers an indication of the estimated value of its shares based on its acquisitions to date and current portfolio of multifamily development properties. In addition, by conducting a valuation at this time, going forward CNL Growth Properties believes that it will be able to establish a regular, annual year-end schedule for determination of its NAV.

•	CNL Growth Properties anticipates announcing the Dec. 31, 2013, NAV and any corresponding change in the offering price per share of the Company’s common stock on or about Jan. 15, 2014*. In the event of a change in the share offering price as a result of the valuation, the price change will take effect on the date of CNL Growth Properties’ announcement.

•	For your convenience, CNL Growth Properties has created an Offering Price Operational Summary, which includes important information regarding the transition of its offering price and the submission of subscriptions for its offering in the event of a change in the share offering price as a result of the valuation. We encourage you to review the Offering Price Operational Summary carefully.

We look forward to providing additional information about CNL Growth Properties’ valuation on or about Jan. 15, 2014. In the meantime, please contact your CNL Securities Corp. representative directly at 866-650-0650 with any questions.

Jeffrey R. Shafer, CFP®, ChFC®

President

CNL Securities Corp.

Member FINRA/SIPC

*	CNL Growth Properties has made every effort to estimate the date when information about the valuation and a possible re-pricing event will be announced. However, it cannot guarantee that this date may not change.

FOR BROKER-DEALER USE ONLY – DISSEMINATION TO PROSPECTIVE OR CURRENT INVESTORS IS PROHIBITED. Broker-dealers are reminded that communications delivered to any person must be accompanied or preceded by a prospectus in accordance with the Securities Act of 1933, as amended. A prospectus relating to the common stock of the REIT contains additional information, has been filed with the Securities and Exchange Commission, and is available for download at www.CNLGrowthProperties.com and at www.SEC.gov, or by calling 866-650-0650. This is not an offer to sell, nor a solicitation of an offer to buy shares of the REIT. Only the REIT’s prospectus makes such an offer. This piece must be read in conjunction with the prospectus, as supplemented, in order to understand fully all of the investment objectives, risks, charges and expenses associated with an investment in shares of the REIT and must not be relied upon to make an investment decision.

Investing in a non-traded REIT is a higher risk, longer term investment and is not suitable for all investors. An investment in the REIT is subject to significant risks. These risks include limited operating history, reliance on the advisor and its affiliates, payment of substantial fees to the advisor and its affiliates, conflicts of interest, use of leverage, cumulative net losses, limited proceeds raised, limited number of investments, lack of portfolio diversification, dilution related to stock distributions, no guarantee of distributions, illiquidity, liquidation at less than the purchase price, and risks associated with the multifamily development real estate sector, as described in the REIT’s prospectus, as supplemented, under “Risk Factors.”

New Offering Price Operational Summary

JANUARY 3, 2014

FOR BROKER-DEALER USE ONLY.

On January 3, 2014, CNL Growth Properties, Inc. (the “Company”) reported that it will announce an estimated net asset value per share of its common stock on or about January 15, 2014*. In the event that the valuation warrants a change in the share offering price, the price change will take effect on the date of the Company’s announcement. Below is important information with respect to the submission of subscription agreements for the offering in the event that there is a change in the offering price of the Company’s common stock.

IMPORTANT TERMS

•	Re-pricing Date – If the valuation warrants a change in the share offering price, the Re-pricing Date will be the date on which the Company announces the new offering price and, as such, the date on which the Company will begin offering shares at the new price. (The Company anticipates that any such Re-pricing Date will be on or about January 15, 2014.)

•	Effective Time – The Effective Time of any change in the share offering price will be 3:00 p.m., Central Standard Time, on the Re-pricing Date.

DEADLINES AND PROCESSES FOR SUBSCRIPTIONS (Assuming a Re-pricing Date of January 15, 2014)

Offering price for subscriptions received prior to and up to the Effective Time (on or before 3:00 p.m. CST on January 15, 2014)

•	The Company will offer shares of its common stock in the offering at the current price of $10.84 per share.

•	All subscriptions date-stamped as received in good order, including confirmed funding by DST, Inc., the Company’s transfer agent, prior to and up to the Effective Time will be processed at $10.84 per share.

•	All subscriptions received, but not in good order, at the Effective Time will be processed at the Company’s new offering price when all requirements have been met.

Offering price for subscriptions received after the Effective Time (after 3:00 p.m. CST on January 15, 2014)

•	The Company will offer shares of its common stock in the offering at the new offering price.

•	Any subscriptions and/or funding date-stamped as received by DST, Inc. after the Effective Time will be processed at the Company’s new offering price.

*	The Company has made every effort to estimate the date when information about a re-pricing event will be announced. However, it cannot guarantee that this date may not change. As such, should the date of the announcement change, please refer to the Re-pricing Date and the Effective Time in relation to the actual date of the announcement.

New Offering Price Operational Summary

JANUARY 3, 2014

Distribution Reinvestment Plan

•	The Company has declared only stock distributions and, as such, no shares have been issued pursuant to its Amended Distribution Reinvestment Plan. The Amended Distribution Reinvestment Plan will remain inoperative until such time, if any, that cash distributions are declared. In the event the Company is not engaged in a public offering and its shares are not listed on a national securities exchange, the purchase price for shares will not be less than 95 percent of the estimated net asset value of the shares, as of the reinvestment date.

Subscription Agreement

•	The current subscription agreement for the offering will not change as a result of this share re-pricing event (the current subscription agreement does not include a specific share price).

FOR BROKER-DEALER USE ONLY. DISSEMINATION TO PROSPECTIVE OR CURRENT INVESTORS IS PROHIBITED. Broker-dealers are reminded that communications delivered to any person must be accompanied or preceded by a prospectus in accordance with the Securities Act of 1933, as amended. A prospectus relating to the common stock of the REIT contains additional information, has been filed with the Securities and Exchange Commission, and is available for download at www.CNLGrowthProperties.com and at www.SEC.gov, or by calling 866-650-0650. This is not an offer to sell, nor a solicitation of an offer to buy shares of the REIT. Only the REIT’s prospectus makes such an offer. This piece must be read in conjunction with the prospectus in order to understand fully all of the investment objectives, risks, charges and expenses associated with an investment in shares of the REIT and must not be relied upon to make an investment decision.

Investing in a non-traded REIT is a higher risk, longer term investment and is not suitable for all investors. An investment in the REIT is subject to significant risks. These risks include limited operating history, reliance on the advisor and its affiliates, payment of substantial fees to the advisor and its affiliates, conflicts of interest, use of leverage, cumulative net losses, limited proceeds raised, limited number of investments, lack of portfolio diversification, dilution related to stock distributions, no guarantee of distributions, illiquidity, liquidation at less than the purchase price, and risks associated with the multifamily development real estate sector, as described in the REIT’s prospectus, as supplemented, under “Risk Factors.”